                                                                    EXHIBIT 10.4

                               SEVERANCE AGREEMENT
                                       AND
                            GENERAL RELEASE OF CLAIMS

     This Severance Agreement and General Release of Claims (hereinafter "Agreement") is entered into by and between Carl L. Chen (hereinafter "Dr. Chen") and Advanced Aerodynamics & Structures, Inc. (hereinafter "AASI").

                                    RECITALS

     A. AASI is a Delaware corporation, doing business in the State of California.

     B. Dr. Chen has been employed by AASI since its incorporation on July 22, 1996 and by its predecessor for at least five years prior to that date.

     C. Dr. Chen has resigned as an officer, director, and employee of AASI effective as of January 8, 2002. Dr. Chen's resignation was tendered in reliance on an agreement with respect to the severance benefits and other matters that are now more fully set forth in writing herein, the terms of which are mutually intended to replace and supercede the prior oral agreement.

     D. In consideration of the promises, terms, provisions and covenants described below, including without limitation Dr. Chen's agreement to grant an irrevocable proxy to vote his shares of the Class E-1 and E-2 Common Stock of AASI to Samuel Rothman, a director of AASI, AASI has agreed to pay Dr. Chen the severance described below, which severance shall be in lieu of any and all severance, compensation and benefits provided under the terms of his Employment Agreement dated May 1, 1996.

     E. AASI and Dr. Chen further desire to settle and compromise any and all possible claims and disputes he has against AASI arising out of his relationship with AASI to date and to provide for a general release of any and all such claims.

                                    AGREEMENT

     1.   Termination of Employment.
          -------------------------

          Dr. Chen's employment with AASI is hereby terminated, by mutual agreement, effective as of January 8, 2002.

     2.   Severance/Consideration.
          -----------------------

          Eight (8) days after Dr. Chen's execution of this Agreement and upon his execution of the Proxy attached hereto as Exhibit 1, Dr. Chen shall become eligible to receive the following consideration:

          a. In consideration of the covenants and releases of all claims, other than Age Discrimination in Employment Act of 1967 ("ADEA") claims, given herein, Dr. Chen shall receive a total amount of Two Hundred Seventy-Five Thousand Dollars ($275,000), less applicable federal and California payroll tax deductions, to be paid by AASI as follows: Twenty-Five Thousand Dollars ($25,000) less applicable withholdings, eight (8) days after Dr. Chen's execution of this Agreement and the Proxy attached hereto as Exhibit 1; Fifty Thousand Dollars ($50,000), less applicable withholdings on March 8, 2002; Fifty Thousand Dollars ($50,000), less applicable withholdings on May 8, 2002; One Hundred Fifty Thousand Dollars ($150,000), less applicable withholdings on January 8, 2004.

          b. In consideration of the covenants and releases of all ADEA claims given herein, AASI will tender a check to Dr. Chen in an amount of Twenty-Five Thousand Dollars ($25,000), less applicable federal and California payroll tax deductions, eight (8) days after Dr. Chen's execution of this Agreement and the Proxy attached hereto as Exhibit 1.

          c. In consideration of the covenants and releases set forth herein, AASI agrees to issue Dr. Chen warrants to purchase shares of the Class A Common Stock of AASI pursuant to the Warrant Agreement attached hereto as Exhibit 2.

          d. In consideration of the covenants, and releases set forth herein, AASI shall continue to provide medical insurance coverage to Dr. Chen through July 31, 2003, or until he becomes eligible for medical insurance coverage with a new employer, whichever date is earlier.

          e. Dr. Chen's right to receive the above-specified consideration, from and after the date of his execution of this Agreement, is unconditional, except as to any breach of this Agreement by Dr. Chen. The proxy to be given by Dr. Chen pursuant to Section 5 hereof shall be subject to rescission and revocation, at Dr. Chen's election and regardless of the terms of Exhibit 1 to this Agreement, in the event that all such consideration is not duly paid or delivered.

     3.   Release of All Claims Except ADEA Claims.
          ----------------------------------------

          a. In consideration of the separation payment described in Section 2a of this Agreement, which Dr. Chen would otherwise not be entitled to except for signing this Agreement, Dr. Chen does hereby unconditionally, irrevocably and absolutely release and discharge AASI, its owners, directors, officers, employees, agents, attorneys, stockholders, insurers, divisions, successors and assigns, and any related holding, parent, sister or subsidiary corporations from any and all loss, liability, claims, demands, causes of action or suits of any type, whether in law and/or in equity, related directly or indirectly, or in any way connected with any transactions, affairs or occurrences between them to date, including, but not limited to, Dr. Chen's employment with AASI and the termination of said employment. This Agreement specifically applies, without limitation, to any and all contract or tort claims, claims for wrongful termination, and claims arising under Title VII of the Civil Rights Act of 1991, the Americans with Disabilities Act, the Equal Pay Act, the California Fair Employment and Housing Act, the Fair Labor Standards Act, the Family and Medical Leave Act, the California Family Rights Act, the California Labor Code, and any and all federal or state statutes or provisions governing discrimination in employment except the federal statute specifically excluded hereafter. This release specifically excludes any and all loss, liability, claims, demands, causes of action or suits of any type arising under ADEA. Dr. Chen's release of ADEA claims will be addressed separately in Section 4 of this Agreement.

          b. Dr. Chen does expressly waive all of the benefits and rights granted to him pursuant to California Civil Code section 1542, which reads as follows:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OF OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

          Dr. Chen does certify that he has read all of this Agreement, including the release provisions contained herein and the quoted Civil Code section, and that he fully understands all of the same. Dr. Chen hereby expressly agrees that this Agreement shall extend and apply to all unknown, unsuspected and unanticipated injuries and damages, as well as those that are now disclosed.

          c. Dr. Chen specifically acknowledges that he has not filed any complaints, claims or actions against AASI with any state, federal or local agency or court. Dr. Chen irrevocably and absolutely agrees that he will not prosecute nor allow to be prosecuted on his behalf, in any administrative agency, whether federal or state, or in any court, whether federal or state, any claim or demand of any type related to the matters released above, it being the intention of the parties that with the execution by Dr. Chen of this release, AASI, its owners, directors, officers, employees, agents, attorneys, stockholders, insurers, divisions, successors and assigns, and any related holding, parent, sister or subsidiary corporations will be absolutely, unconditionally and forever discharged of and from all obligations to or on behalf of Dr. Chen related in any way to the matters discharged herein.

     4.   Release of All ADEA Claims.
          --------------------------

          a. This section of the Agreement exclusively addresses Dr. Chen's release of claims arising under federal law involving discrimination on the basis of age in employment (age forty and above). This section is provided separately, in compliance with federal law, including but not limited to the Older Workers' Benefit Protection Act of 1990, to ensure that Dr. Chen clearly understands his rights so that any release of age discrimination claims under federal law (the Age Discrimination in Employment Act of 1967 ("ADEA")) is knowing and voluntary on the part of Dr. Chen.

          b. Dr. Chen represents, acknowledges and agrees that AASI has advised him, in writing, to discuss this Agreement with an attorney, and to the extent, if any, that Dr. Chen has desired, Dr. Chen has done so; that AASI has given Dr. Chen twenty-one (21) days from receipt of this Agreement to review and consider this Agreement before signing it, and Dr. Chen understands that he may use as much of this twenty-one (21) day period as he wishes prior to signing; that no promise, representation, warranty or agreement not contained herein has been made by or with anyone to cause him to sign this Agreement; that he has read this Agreement in its entirety, and fully understands and is aware of its meaning, intent, content and legal effect; and that he is executing this release voluntarily and free of any duress or coercion. Dr. Chen further understands and agrees that he is not waiving any rights or claims under the ADEA which might arise after the date he signs this Agreement.

          c. The parties acknowledge that for a period of seven (7) days following the execution of this Agreement, Dr. Chen may revoke the Agreement, and the Agreement shall not become effective or enforceable until the revocation period has expired. This Agreement shall become effective eight (8) days after it has been signed by Dr. Chen and AASI, and in the event the parties do not sign on the same date, then this Agreement shall become effective eight (8) days after the date it is signed by Dr. Chen.

          d. In consideration of the separation payment made to Dr. Chen described in Section 2b of this Agreement, which Dr. Chen would otherwise not be entitled to except for signing this Agreement, Dr. Chen does hereby unconditionally, irrevocably and absolutely release and discharge AASI, its owners, directors, officers, employees, agents, attorneys, stockholders, insurers, divisions, successors and assigns, and any related holding, parent, sister or subsidiary corporations from any and all loss, liability, claims, demands, causes of action or suits of any type arising under ADEA and related directly or indirectly to Dr. Chen's employment with AASI and the termination of said employment.

          e. Dr. Chen does expressly waive all of the benefits and rights granted to him pursuant to California Civil Code section 1542, which reads as follows:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OF OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

          Dr. Chen certifies that he has read all of this Agreement, including the release provisions contained herein and the quoted Civil Code section, and that he fully understands all of the same. Dr. Chen hereby expressly agrees that this Agreement shall extend and apply to all unknown, unsuspected and unanticipated ADEA injuries and damages, as well as those ADEA injuries and damages that are now disclosed.

     5.   Proxies.
          -------

          Dr. Chen agrees to grant to Samuel Rothman an irrevocable proxy for all of the Class E-1 and Class E-2 Common Stock of AASI which he owns as of the date he executes this Agreement by executing the form of proxy attached hereto as Exhibit 1.

          Dr. Chen further agrees to use his reasonable efforts to persuade C.M. Cheng to grant to Samuel Rothman on behalf of Harpa an irrevocable proxy for all of the Class E-1 and Class E-2 Common Stock owned and controlled by Harpa, pursuant to such mutually acceptable terms and conditions as AASI or Samuel Rothman may negotiate with C.M. Cheng/Harpa; provided, however, that Dr. Chen
                                             --------  -------
does not make any representation or warranty regarding the outcome of any such negotiations, and that his right to receive the compensation described in
Section 2 of this Agreement shall not be subject to or limited by any conditions, assumptions or expectations of AASI concerning the nature, quality or extent of the efforts to be made by Dr. Chen with respect to C.M. Cheng/Harpa.

     6.   Confidentiality/Non-Disparagement.
          ---------------------------------

          Dr. Chen agrees that all matters relative to this Agreement shall remain confidential, except as may be required by applicable federal and state securities laws or pursuant to the order of any court. Accordingly, Dr. Chen hereby agrees that, with the exception of his spouse, counsel and tax advisors, he shall not discuss, disclose or reveal to any other persons, entities or organizations, whether within or outside of AASI, the terms and conditions of this Agreement. Dr. Chen agrees not to make any derogatory or adverse statements, written or verbal, regarding AASI or any of its present or former directors, officers or employees, to anyone.

          Dr. Chen further agrees not to disclose to any third party any confidential or proprietary information concerning AASI which was acquired or learned during the course of his employment with AASI. By way of example and not limitation, such information includes product plans and design, pricing, management organization or other organization charts, marketing plans, salary structures, product quality, research and development plans, vendors, vendors' pricing and other business activities and plans. This provision shall not restrict any obligation to disclose such information to the extent required by law or legal process, provided Dr. Chen gives AASI prompt notice of such legal process and permits AASI a reasonable opportunity to object to the disclosure of such information.

     7.   Entire Agreement.
          ----------------

          This Agreement constitutes the entire written agreement of severance and compromise and settlement between the parties. There are no other agreements, whether oral or written, modifying its terms. This Agreement supersedes any and all prior written or oral agreements or negotiations between the parties, except the covenants stated in Article V of Dr. Chen's Employment Agreement, dated May 1, 1996 and all provisions of the Employee Confidentiality Agreement signed by Dr. Chen, which remain in full force and effect, and are hereby incorporated by this reference as though fully set forth herein. The terms of this Agreement may be modified only by a writing signed by the parties expressly stating that such modification is intended.

     8.   Applicable Law.
          --------------

          The validity, interpretation, and performance of this Agreement shall be construed and interpreted according to the laws of the State of California.

     9.   Dispute Resolution.
          ------------------

          Any dispute arising out of or related to this Agreement shall be resolved through binding arbitration through JAMS/Endispute in Southern California, under the then current applicable rules of JAMS/Endispute. Each party shall be responsible for its or his own costs and attorneys' fees in connection with the arbitration. Notwithstanding, this provision shall not apply to any disputes concerning the breach or enforcement of Section 6 of this Agreement or the covenants stated in Article V of Dr. Chen's Employment Agreement dated May 1, 1996, as to which the parties agree they may seek injunctive and/or other relief from a court of competent jurisdiction.

     10.  Complete Defense.
          ----------------

          This Agreement may be pleaded as a full and complete defense against any action, suit or proceeding which may be prosecuted, instituted or attempted by either party in breach thereof.

     11.  Severability.
          ------------

          If any provision of this Agreement, or part thereof, is held invalid, void or voidable as against public policy or otherwise, the invalidity shall not affect other provisions, or parts thereof, which may be given effect without the invalid provision or part. To this extent, the provisions, and parts thereof, of this Agreement are declared to be severable.

     12.  Future Employment.
          -----------------

          Dr. Chen agrees that neither AASI nor any of its affiliates or related entities are obligated to offer employment to him or to hire him for any reason, regardless of the circumstances, at any time on or after the date of this Agreement. Dr. Chen agrees that he shall not knowingly apply for nor accept such employment except that Dr. Chen agrees to serve as a consultant to AASI as requested by AASI on mutually agreeable terms. Dr. Chen acknowledges that any such application for employment will be denied and he agrees to waive any and all claims arising out of or related to his application and/or the denial of such employment.

     13.  No Admission of Liability.
          -------------------------

          It is understood that this Agreement is not an admission of any liability by any person, firm, association or corporation.

     14.  Successors and Assigns.
          ----------------------

          This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

     15.  Cooperation in Executing Settlement Documentation.
          -------------------------------------------------

          The parties to this Agreement shall execute any and all further documents that may be required to effectuate the purposes of this Agreement.

     16.  Counterparts.
          ------------

          This Agreement may be executed in counterparts, and if so executed each such counterpart shall have the force and effect of an original.

     17.  Waiver.
          ------

          No breach of any provision of this Agreement can be waived unless in writing. Waiver of any one breach shall not be deemed to be a waiver of any other breach of the same or any other provision of this Agreement.

     18.  Construction.
          ------------

          This Agreement shall not be interpreted for or against any party on the basis that such party or its legal representative caused part or all of this Agreement to be drafted.

     19.  Section Headings.
          ----------------

          The section headings of this Agreement are intended solely for convenience of reference and shall not in any manner amplify, limit, modify or otherwise be used in the interpretation of any of the provisions hereof.

     20.  Voluntary Agreement.
          -------------------

          Dr. Chen acknowledges that he has voluntarily entered into this Agreement of his own free will and that no promises or representations have been made to him by any person to induce him to enter into this Agreement other than the express terms set forth herein. Dr. Chen further acknowledges that he has read this Agreement and understands all of its terms.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement on the dates shown below.

Dated: March 8, 2002                    /s/ Carl L. Chen
                                        ----------------------------------------
[On or after January 8]                 Carl L. Chen

                                        Advanced Aerodynamics & Structures, Inc.


Dated: February 28, 2002                By /s/ Roy H. Norris
                                        ----------------------------------------

                                        Title: President & CEO
                                               ---------------------------------
APPROVED AS TO FORM:

LAW OFFICES OF LEIGHTON M. ANDERSON


By: /s/ Leighton M. Anderson
    -----------------------------------------------------
    Leighton M. Anderson
    Attorney for Dr. Carl L. Chen

LUCE, FORWARD, HAMILTON & SCRIPPS, LLP


By: /s/ Otto E. Sorensen
    -----------------------------------------------------
    Otto E. Sorensen
    Attorney for Advanced Aerodynamics &
    Structures, Inc.

THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ADVANCED AERODYNAMICS & STRUCTURES, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

                                        Right to Purchase 2,000,000 shares of
                                        Common Stock of Advanced Aerodynamics
                                        & Structures, Inc. (subject to
                                        adjustment as provided herein)

                          COMMON STOCK PURCHASE WARRANT

                                                     Issue Date: January 8, 2002

     ADVANCED AERODYNAMICS & STRUCTURES, INC., a corporation organized under the laws of the State of Delaware (the "Company"), hereby certifies that, for value received Carl L. Chen (the "Holder"), or assigns, is entitled, subject to the terms set forth below, to purchase from the Company from and after the Issue Date of this Warrant and at any time or from time to time before 5:00 p.m., New York time, through three (3) years after such date (the "Expiration Date"), up to 2,000,000 fully paid and nonassessable shares of Common Stock (as hereinafter defined), $.0001 par value per share, of the Company. The shares of Common Stock purchaseable hereunder shall have a per share purchase price of $.25. The aforedescribed purchase price per share, as adjusted from time to time as herein provided, is referred to herein as the "Purchase Price." The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

     (a) The term "Company" shall include Advanced Aerodynamics & Structures, Inc. and any corporation which shall succeed or assume the obligations of Advanced Aerodynamics & Structures, Inc. hereunder.

     (b) The term "Common Stock" includes (a) the Company's Class A Common Stock, $.0001 par value per share, as authorized on the date of the Subscription Agreement referred to in Section 9 hereof, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even if the right so to vote has been suspended by the happening of such a contingency) and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

     (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

     1.   Exercise of Warrant.
          -------------------

          1.1. Number of Shares Issuable upon Exercise. From and after the date
               ---------------------------------------
hereof through and including the Expiration Date, the holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

          1.2. Full Exercise. This Warrant may be exercised in full by the
               -------------
holder hereof by delivery of an original or facsimile copy of the form of subscription attached as Exhibit A hereto (the "Subscription Form") duly executed by such holder and surrender of the original Warrant within seven (7) days of exercise, to the Company at its principal office or at the office of its Warrant Agent (as provided hereinafter), accompanied by payment, in cash, wire transfer or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.

          1.3. Partial Exercise. This Warrant may be exercised in part (but not
               ----------------
for a fractional share) by surrender of this Warrant in the manner and at the place provided in subsection 1.2 except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the holder in the Subscription Form by
(b) the Purchase Price then in effect. On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, the number of shares of Common Stock for which such Warrant may still be exercised.

          1.4. Fair Market Value. Fair Market Value of a share of Common Stock
               -----------------
as of a particular date (the "Determination Date") shall mean the Fair Market Value of a share of the Company's Common Stock. Fair Market Value of a share of Common Stock as of a Determination Date shall mean:

               (a) If the Company's Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market System or the NASDAQ SmallCap Market, then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.

               (b) If the Company's Common Stock is not traded on an exchange or on the NASDAQ National Market System or the NASDAQ SmallCap Market but is traded in the over-the-counter market, then the mean of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.

               (c) Except as provided in clause (d) below, if the Company's Common Stock is not publicly traded, then as the Holder and the Company agree or in the absence of agreement by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided.

               (d) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of all of the Warrant are outstanding at the Determination Date.

          1.5. Company Acknowledgment. The Company will, at the time of the
               ----------------------
exercise of the Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

          1.6. Trustee for Warrant Holders. In the event that a bank or trust
               ---------------------------
company shall have been appointed as trustee for the holders of the Warrants pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this
Section 1.

     2.1 Delivery of Stock Certificates, etc. on Exercise. The Company agrees
         ------------------------------------------------
that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within seven (7) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or otherwise.

     2.2. Cashless Exercise.
          -----------------

          (a) Payment may be made either in (i) cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Purchase Price, (ii) by delivery of Warrants, Common Stock and/or Common Stock receivable upon exercise of the Warrants in accordance with Section (b) below or
(iii) by a combination of any of the foregoing methods, for the number of Common Shares specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the holder per the terms of this Warrant) and the holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

          (b) Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one share of Common Stock is greater than the Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, upon consent of the Company, the holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Subscription Form in which event the Company shall issue to the holder a number of shares of Common Stock computed using the following formula:

                           X=Y (A-B)
                             -------
                                 A

          Where X =     the number of shares of Common Stock to be issued to the
                        holder

                Y =     the number of shares of Common Stock purchasable under
        `               the Warrant or, if only a portion of the Warrant is
                        being exercised, the portion of the Warrant being exercised (at the date of such calculation)

                A = the Fair Market Value of one share of the Company's Common Stock (at the date of such calculation)

                B = Purchase Price (as adjusted to the date of such calculation)

          (c) The cashless exercise feature of this Warrant may be employed only commencing on the first anniversary of the Issue Date of the Warrant and then only if a Non-Registration Event (as defined in the Subscription Agreement) has occurred and is continuing on such date or occurs after such date.

     3.   Adjustment for Reorganization, Consolidation, Merger, etc.
          ---------------------------------------------------------

          3.1. Reorganization, Consolidation, Merger, etc. In case at any time
               ------------------------------------------
or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the holder of this Warrant, on the exercise hereof as provided in Section 1, at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

          3.2. Dissolution. In the event of any dissolution of the Company
               -----------
following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrants after the effective date of such dissolution pursuant to this Section 3 to a bank or trust company having its principal office in New York, NY, as trustee for the holder or holders of the Warrants.

          3.3. Continuation of Terms. Upon any reorganization, consolidation,
               ---------------------
merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4. In the event this Warrant does not continue in full force and effect after the consummation of the transaction described in this Section 3, then only in such event will the Company's securities and property (including cash, where applicable) receivable by the holders of the Warrants be delivered to the Trustee as contemplated by Section 3.2.

     4.   Extraordinary Events Regarding Common Stock. In the event that the
          -------------------------------------------
Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be increased to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

     5.   Certificate as to Adjustments. In each case of any adjustment or
          -----------------------------
readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the holder of the Warrant and any Warrant Agent of the Company (appointed pursuant to Section 12 hereof).

     6.   Reservation of Stock, etc. Issuable on Exercise of Warrant; Financial
          ---------------------------------------------------------------------
Statements. From and after forty-five (45) days after the Issue Date of this
----------
Warrant, the Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant. This Warrant entitles the holder hereof to receive copies of all financial and other information distributed or required to be distributed to the holders of the Company's Common Stock.

     7.   Assignment; Exchange of Warrant. Subject to compliance with applicable
          -------------------------------
securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor") with respect to any or all of the Shares. On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, the Company at its expense, but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

     8.   Replacement of Warrant. On receipt of evidence reasonably satisfactory
          ----------------------
to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     9.   Registration Rights.
          -------------------

          (a) If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holder) any of its stock or other securities under the Securities Act of 1933, as amended (the "Act") in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly give the Holder written notice of such registration. Upon the written request of the Holder given within twenty (20) days after mailing of such notice by the Company, the Company shall cause to be registered under the Act all of the Common Stock that the Holder has requested to be registered.

          (b) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 9 that the Holder shall furnish to the Company such information regarding himself, the Common Stock held by him, and the intended method of disposition of such securities as shall be required to effect the registration of the Holder's Registrable Securities.

          (c) The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Common Stock, including (without limitation) all registration, filing and qualification fees, printers and accounting fees relating or apportionable thereto and the reasonable fees and disbursements of counsel for the Holder, but excluding underwriting discounts and commissions and stock transfer taxes relating to Registrable Securities.

          (d) In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required to include any of the Holder's securities in such underwriting unless he accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities requested by shareholders to be included in such offering exceeds the amount of securities to be sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of securities which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders.

     10.  Lock-Up. Shares obtained upon the exercise of this Warrant may not
          -------
be sold or otherwise transferred for a period of six (6) months following the date hereof, and each certificate evidencing such shares shall bear a legend describing this limitation. Transfers to immediate family members or to one or more trusts controlled by the transferor for estate planning purposes shall not be subject to this limitation, provided that the transferee agrees to be subject to this limitation.

     11.  Transfer on the Company's Books. Until this Warrant is transferred on
          -------------------------------
the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     12.  Notices. All notices and other communications from the Company to the
          -------
holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

     13.  Miscellaneous. This Warrant and any term hereof may be changed,
          -------------
waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of New York. Any dispute relating to this Warrant shall be adjudicated in New York County in the State of New York. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

     IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.


                           ADVANCED AERODYNAMICS & STRUCTURES, INC.



                           By: /s/ Roy Norris
                               -------------------------------------------------
                               Roy Norris, Chairman & Chief Executive Officer

Witness:


/s/ Barbara Goslee
----------------------
Barbara Goslee

                                    Exhibit A

                              FORM OF SUBSCRIPTION
                   (to be signed only on exercise of Warrant)

TO:  Advanced Aerodynamics & Structures, Inc.

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase (check applicable box):

___  ________ shares of the Common Stock covered by such Warrant; or

___ the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in
              Section 2.

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $___________. Such payment takes the form of (check applicable box or boxes):

___  $_______ in lawful money of the United States; and/or
___ the cancellation of such portion of the attached Warrant as is exercisable for a total of _______ shares of Common Stock (using a Fair Market Value of $_______ per share for purposes of this calculation); and/or

___ the cancellation of such number of shares of Common Stock as is necessary, in accordance with the formula set forth in Section 2, to exercise this Warrant with respect to the maximum number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to ______________ whose address is ______________________
________________________________________________________________________________
________________________________________________________________________________


The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to an exemption from registration under the Securities Act.

Dated:___________________                    __________________________________
                                             (Signature must conform to name of
                                             holder as specified on the face of
                                             the warrant)


                                             ___________________________________

                                             ___________________________________
                                             (Address)

                                    Exhibit B


                         FORM OF TRANSFEROR ENDORSEMENT
                   (To be signed only on transfer of Warrant)

          For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of Advanced Aerodynamics & Structures, Inc. to which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of Advanced Aerodynamics & Structures, Inc. with full power of substitution in the premises.

--------------------- ---------------------------- -----------------------------
       Transferees       Percentage Transferred       Number Transferred
--------------------- ---------------------------- -----------------------------

--------------------- ---------------------------- -----------------------------

--------------------- ---------------------------- -----------------------------

--------------------- ---------------------------- -----------------------------


Dated:  ______________, ___________      _______________________________________
                                         (Signature must conform to name of
                                         holder as specified on the face of the
                                         warrant)

Signed in the presence of:


__________________________________       _______________________________________
         (Name)
                                         _______________________________________
                                                (address)

ACCEPTED AND AGREED:                     _______________________________________
[TRANSFEREE]
                                         _______________________________________
                                                (address)


__________________________________
         (Name)